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                                                                     EXHIBIT 4.1



COMMON STOCK                                                       COMMON STOCK
   NUMBER                                                             SHARES
     IH                              INCO
                                     HOMES

INCORPORATED UNDER THE LAWS OF                              SEE REVERSE FOR
    THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                              CUSIP 453257 20 6

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                             INCO HOMES CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                             INCO HOMES CORPORATION

                                     [SEAL]

          [SIG]                                                  [SIG]
 -------------------------                              ------------------------
        SECRETARY                                              PRESIDENT



                                   COUNTERSIGNED AND REGISTERED:

                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                   (Jersey City, NJ)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                   BY
                                      ------------------------------------------
                                                             AUTHORIZED OFFICER

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   The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
   JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .........................Custodian.........................
                            (Cust)                             (Minor)

                    under Uniform Gifts to Minors Act..........................
                                                                (State)

 UNIF TRF MIN ACT - ..........................Custodian (Until age ...........)
                            (Cust)

                    ................................under Uniform Transfers to
                            (Minor)

                    to Minors Act..............................................
                                                  (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                        X ______________________________________

                                        X ______________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                NOTICE:   WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.